FORUM FUNDS

                                 INVESTOR SHARES

                        Supplement Dated August 31, 2001
                       to Prospectus Dated January 5, 2001


                     DAILY ASSETS TREASURY OBLIGATIONS FUND

Effective August 31, 2001, Forum Funds (the "Trust") ceased publicly offering Investor Shares of Daily Assets Treasury Obligations Fund (the "Class"). The Board of Trustees of the Trust has approved the closing of the Class as of the same date.


                           DAILY ASSETS MUNICIPAL FUND

Effective February 12, 2001, Forum Funds (the "Trust") ceased publicly offering shares of Daily Assets Municipal Fund (the "Fund"). The Board of Trustees of the Trust closed the Fund effective February 28, 2001.